EXHIBIT 10.34

ENERGY SEARCH, INCORPORATED
280 Fort Sanders West Blvd.
Suite 200
Knoxville, Tennessee 37922

CUSIP 29271T107

IRREVOCABLE PROXY

          The undersigned shareholder hereby irrevocably appoints Charles P. Torrey, Jr. with full power of substitution, as proxy to represent the undersigned shareholder and to vote, for purposes only of the election of directors, all shares of Common Stock of Energy Search, Incorporated (the "Company") that he would be entitled to vote at the 2001 Annual Meeting of Shareholders of the Company to be held at a time, date and location to be announced by the Company, and any adjournment of that meeting.

          If this Proxy is properly executed, the shares of Common Stock represented by this Proxy will be voted for the matters stated herein in the discretion of the proxy, Mr. Charles P. Torrey, Jr.

PLEASE SIGN, INDICATE THE DATE OF SIGNATURE AND RETURN THIS PROXY TO THE COMPANY AT THE ABOVE ADDRESS.

/S/ Robert L. Remine Robert L. Remine

Date of Signature:  December 15, 2000